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                                                                    Exhibit 23.1

                        CONSENT OF INDEPENDENT AUDITORS

   We consent to the reference to our firm under the captions "Experts" and "Selected Historical Financial Data" and to the use of our report dated February 14, 2001, in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-64682) and related Prospectus for Catalytica Energy Systems, Inc. for the registration of its common stock.


                                          /s/ Ernst & Young LLP


San Jose, California

July 18, 2001